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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

                         Date of Report:  June 18, 1996



                             COMERICA INCORPORATED
- --------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



Delaware                            1-10706                   38-1998421
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(State or other                 (Commission File            (I.R.S. Employer
 jurisdiction of                     Number)                  Identification
 incorporation)                                                  Number)



Comerica Tower at Detroit Center                                       48226
Detroit, Michigan
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(Address of principal executive offices)                             (Zip Code)


                                 (313) 222-3300
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              (Registrant's telephone number, including area code)


                                      N/A
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         (Former name or former address, if changed since last report)

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Item 5.  Other Events.

            On June 18, 1996, Comerica Incorporated (the "Company") entered into a Rights Agreement with Comerica Bank as Rights Agent (the "1996 Rights Agreement"), pursuant to the approval of the Company's Board of Directors to extend the benefits afforded by the Company's existing shareholder rights plan by adopting a new shareholder rights plan. The new plan, like the existing plan, is intended to promote continuity and stability, deter coercive or partial offers which will not provide fair value to all shareholders and enhance the Board of Director's ability to represent all shareholders and thereby maximize shareholder values.

            Pursuant to the new Rights Agreement, one Right will be issued for each outstanding share of common stock, par value $5.00 per share, of the Company (the "Common Stock") upon the expiration of the existing rights (which is expected to occur on July 1, 1996). Each of the new Rights will entitle the registered holder to purchase from the Company one one-thousandth of a share of Series D Participating Preferred Stock, without par value, at a price of $125 per one one-thousandth of a share. The Rights generally will not become exercisable unless and until any person acquires 10% or more of the Common Stock. The new Rights are redeemable under certain circumstances at $.01 per Right and will expire, unless earlier redeemed or extended, on July 1, 2006.

            The terms of the new Rights are set forth in the 1996 Rights Agreement, a copy of which is filed herewith and is incorporated herein by reference. A summary of the 1996 Rights Agreement is attached as Exhibit B thereto.

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)  Exhibits.

Exhibit No.               Exhibit
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     4                    Rights Agreement, dated as of June 18, 1996, between
                          Comerica Incorporated and Comerica Bank, which includes as Exhibit A thereto, the Form of Rights
                          Certificate.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                             Comerica Incorporated
                             (Registrant)


                             BY: /s/ Mark W. Yonkman
                                 ------------------------------------
                             Name: Mark W. Yonkman
                             Title:   Vice President and Assistant Secretary



Dated:   June 18, 1996





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                                EXHIBIT INDEX


Exhibit
  No.                     Description                                     Page
- -------                   -----------                                     ----

   4 Rights Agreement, dated as of June 18, 1996, between Comerica Incorporated and Comerica Bank, which includes as Exhibit A thereto, the Form of Rights Certificate.